UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

OCTOBER 20, 2004

LUFKIN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

TEXAS	000-02612	75-0404410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 SOUTH RAGUET, LUFKIN, TEXAS	75904
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(936) 634-2211

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 20, 2004, Lufkin Industries, Inc. issued a press release announcing its financial results for the third quarter ending September 30, 2004. A copy of the press release is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report and Exhibit 99.1 attached hereto are being furnished, not filed, pursuant to General Instruction B.2 of Form 8-K. Accordingly, the information in this report and Exhibit 99.1 attached hereto will not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1	Press Release, dated October 20, 2004, issued by Lufkin Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUFKIN INDUSTRIES, INC.

By	/s/ R. D. Leslie
Vice President/Treasurer/Chief Financial Officer/ Principal Financial and Accounting Officer

Date: October 22, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 20, 2004, issued by Lufkin Industries, Inc.